Annual Meeting of Shareholders April 30, 2026

NWE’s President & CEO – Brian Bird Brian Bird • Current position since January 2023 • President & Chief Operating Officer 2021-2022 • Chief Financial Officer 2003-2021 • Board member since January 2023 • 25-plus years energy and utility industry experience • Serves on Board of Directors for the following organizations: Energy Insurance Mutual, North Central Electric Association (Past President), University of Idaho Utility Executive Course (Former Board Member), Feeding South Dakota (Former Board Member), Sioux Empire United Way (Former Board Member & Campaign Chair) • Former CFO and Principal of Insight Energy, VP and Treasurer of NRG Energy, and held financial positions with the following companies: Land O’ Lakes, Northwest Airlines, Minnesota Viking Ventures, and Deluxe Corporation • Earned MBA in Finance from the University of Minnesota and double major undergraduate degree in Accounting and Finance from the University of Wisconsin – Eau Claire. Holds a Certified Public Accounting certificate 2

Experienced and Engaged Board of Directors



Linda Sullivan
Board Chair
Independent
Joined April 2017



Brian Bird
Director, President & Chief Executive Officer
Non-Independent
Joined January 2023



Sherina Maye Edwards
Director
Governance, Compensation
Independent
Joined April 2023



Dave Goodin
Director
Audit, Operations
Independent
Joined December 2024



Jan Horsfall
Director
Operations (Chair), Audit
Independent
Joined April 2015



Britt Ide
Director
Governance (Chair), Compensation
Independent
Joined April 2017



Kent Larson
Director
Audit, Operations
Independent
Joined July 2022



Mahvash Yazdi
Director
Compensation (Chair), Operations
Independent
Joined December 2019



Jeffrey Yingling
Director
Audit (Chair), Governance
Independent
Joined October 2019

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Strong Executive Team 4 Crystal Lail VP & Chief Financial Officer Shannon Heim General Counsel & VP – Federal Government Affairs Brian Bird President & Chief Executive Officer Bleau LaFave VP – Asset Management & Business Development Jason Merkel VP - Distribution Bobbi Schroeppel VP – Customer Care, Communications, & Human Resources Jeanne Vold VP - Technology Joined company in 2020, current position since 2023 Joined company in 2003, current position since 2021 (formerly VP and Chief Accounting Officer ’20-’21) Current position since 2023 (formerly President & Chief Operating Officer ’21-’22 and Chief Financial Officer ’03-’21) Joined company in 1993, current position since 2022 Joined company in 1994, current position since 2023 (formerly Director of Long-Term Resources ‘12-’23) Joined company in 1998, current position since 2002 Joined company in 1999, current position since 2021 (formerly Business Technology Officer ‘12-’21)

5 “We would like to thank John Hines and Mike Cashell for their combined 60+ years of dedicated service to NorthWestern. John’s leadership over two decades, most recently as Vice President of Supply and Montana Government Affairs, played a critical role in rebuilding our generation portfolio in Montana and shaping our energy future. Mike’s remarkable 40-year career, most recently serving as Vice President of Transmission, greatly strengthened our operational foundation and reinforced a culture rooted in safety, reliability, and trust. Their insight, leadership, and commitment have contributed significantly to the success of this company and to the benefit of our shareholders, customers, and employees. We are deeply grateful for their service and wish them both the very best in retirement. - Brian Bird, CEO Thank you and Farewell to John Hines and Mike Cashell

NWE’s Auditors – Deloitte & Touche LLP 6 • Independent registered public accounting firm • Deloitte provides the following services for more than 20 industries: • Risk & Financial Advisory • Audit & Assurance • Consulting • Tax • Merger & Acquisition • Artificial Intelligence and Analytics • Cloud • Deloitte and its subsidiaries have over 470,000 professionals

NWE’s Board Chair Linda Sullivan • Director since April 27, 2017 • Retired Executive Vice President and Chief Financial Officer (CFO) of American Water Works Company, Inc., the largest publicly traded U.S. water and wastewater utility (2014-19) • 22 years of experience with Edison International Companies, last serving as Senior Vice President and CFO at Southern California Edison (2009-14) • 35-plus years of utility, finance, and regulatory experience • Certified Public Accountant (inactive) and Certified Management Accountant • Serves on the board of directors for PPL Corporation, a regulated energy company (NYSE: PPL) Meeting Agenda • Call to Order • Secretary’s Report • Declaration of Quorum • Statement of Business • Voting • Company Presentation • Report of Preliminary Voting Results • Adjournment 7

Corporate Secretary’s Report 8 Report • Affidavit of distribution for the proxy materials • Registered holders of common stock of the Company • Establishment of a quorum

Items of Business to be Considered 9 Election of Directors • Our Board is nominating nine people to serve as directors for one year, until the next annual meeting of shareholders (or until a successor is able to serve) or, if earlier, the consummation of the NWE-BKH Merger. Ratification of Deloitte & Touche LLP, as Independent Registered Public Accounting Firm for 2026 • Our Audit Committee oversees the integrity of our accounting, financial reporting, and auditing processes. To assist with those responsibilities, the committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm to audit our financial statements for 2026. Advisory Vote to Approve Named Executive Officer Compensation • Our Board will consider the guidance received by the say-on-pay vote when determining executive pay for the remainder of 2026 and beyond. Proposal No. 1 Proposal No. 2 Proposal No. 3

Electronic Voting 10 • If you have not voted: Please use the virtual meeting voting platform to cast your vote now. • If you previously voted but want to change your vote: Please use the virtual meeting voting platform to cast your new vote now.

Forward-Looking Statements 11 Brian Bird President & CEO Information in this communication, other than statements of historical facts, may constitute forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements about the benefits of the proposed transaction between NorthWestern and Black Hills, including future financial and operating results (including the anticipated impact of the transaction on NorthWestern’s and Black Hills’ respective earnings), statements related to the expected timing of the completion of the transaction, the plans, objectives, expectations and intentions of either company or of the combined company following the merger, anticipated future results of either company or of the combined company following the merger, the anticipated benefits and strategic and financial rationale of the merger, including estimated rate bases, investment opportunities, cash flows and capital expenditure rates and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “targets,” “scheduled,” “plans,” “intends,” “goal,” “anticipates,” “expects,” “believes,” “forecasts,” “outlook,” “estimates,” “potential,” or “continue” or negatives of such terms or other comparable terminology. The forward-looking statements are based on NorthWestern and Black Hills’ current expectations, plans and estimates. NorthWestern and Black Hills believe these assumptions to be reasonable, but there is no assurance that they will prove to be accurate. All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of NorthWestern or Black Hills to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk of delays in consummating the potential transaction, including as a result of required regulatory and shareholder approvals, which may not be obtained on the expected timeline, or at all, (2) the risk of any event, change or other circumstance that could give rise to the termination of the merger agreement, (3) the risk that required regulatory approvals are subject to conditions not anticipated by NorthWestern and Black Hills, (4) the possibility that any of the anticipated benefits and projected synergies of the potential transaction will not be realized or will not be realized within the expected time period, (5) disruption to the parties’ businesses as a result of the announcement and pendency of the transaction, including potential distraction of management from current plans and operations of NorthWestern or Black Hills and the ability of NorthWestern or Black Hills to retain and hire key personnel, (6) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the transaction, (7) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (8) the outcome of any legal or regulatory proceedings that may be instituted against NorthWestern or Black Hills related to the merger agreement or the transaction, (9) the risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (10) legislative, regulatory, political, market, economic and other conditions, developments and uncertainties affecting NorthWestern’s and Black Hills’ businesses; (11) the evolving legal, regulatory and tax regimes under which NorthWestern and Black Hills operate; (12) restrictions during the pendency of the proposed transaction that may impact NorthWestern’s or Black Hills’ ability to pursue certain business opportunities or strategic transactions; and (13) unpredictability and severity of catastrophic events, including, but not limited to, extreme weather, natural disasters, acts of terrorism or outbreak of war or hostilities, as well as NorthWestern’s and Black Hills’ response to any of the aforementioned factors. Additional factors which could affect future results of NorthWestern and Black Hills can be found in NorthWestern Energy’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and Black Hills’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. NorthWestern and Black Hills disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws.

NorthWestern Energy Group, Inc. dba: NorthWestern Energy Ticker: NWE (Nasdaq) www.northwesternenergy.com Corporate Support Office 3010 West 69th Street Sioux Falls, SD 57108 (605) 978-2900 Director - Corporate Development & Investor Relations Officer Travis Meyer 605-978-2967 travis.meyer@northwestern.com 12 Guiding Principles

NWE – An Investment for the Long Term

Pure Electric & Gas Utility
- 100% pure electric and natural gas utility with over 100 years of operating history
- Solid economic indicators in service territory
- Diverse electric supply portfolio ~52% hydro, wind, & solar

Solid Utility Foundation
- Residential electric and gas rates below national average
- Solid system reliability
- Solid JD Power Overall Customer Satisfaction scores
- Disciplined maintenance capital investment program

Earnings & Cash Flow
- Recent rate reviews aid earnings, cash flow, and balance sheet strength
- NOLs and tax credits expected to mitigate future cash tax obligations into 2029
- History of consistent annual dividend growth

Attractive Future Growth Prospects
- Data centers and other new large-load opportunities
- FERC regional transmission
- Incremental generating capacity (subject to successful resource procurement bids)

Financial Goals & Metrics
- Target 4%-6% EPS growth plus dividend yield to provide competitive total return
- Target dividend long-term payout ratio of 60%-70%
- Target debt to capitalization ratio of 50%-55% with liquidity of $100 million or greater

Best Practices Corporate Governance

AMERICA'S MOST RESPONSIBLE COMPANIES 2023 Newsweek statista

50 WOMEN 50 ON BOARDS 3+

CORPORATE GOVERNANCE AWARDS 2019 corporatesecretary

MOODY'S INVESTORS SERVICE

5th Best Governance Score


EEI
EMERGENCY RECOVERY AWARD

Recognized by EEI for our emergency response efforts following the July 2024 windstorm in Missoula, MT

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About NorthWestern 14 Montana Operations Electric 440,700 customers 25,542 miles – transmission & distribution lines 1,660 MW maximum capacity owned power generation Natural Gas 249,400 customers 8,072 miles of transmission and distribution pipeline 17.85 Bcf of gas storage capacity Own 25.3 Bcf of proven natural gas reserves Nebraska Operations Natural Gas 43,400 customers 836 miles of distribution pipeline Data as of 12/31/2025 South Dakota Operations Electric 65,600 customers 3,730 miles – transmission & distribution lines 420 MW nameplate owned power generation Natural Gas 51,200 customers 1,908 miles of transmission and distribution pipeline

About Our Company 15 850,300 Customers MT – 690,100 SD/NE – 160,200 1,667 Employees MT – 1,353 SD/NE - 314 339 Communities in Montana and South Dakota with electric service MT – 223 (99 electric only / 124 combo) SD – 116 (74 electric only / 42 combo) 234 Communities in Montana, South Dakota, and Nebraska with natural gas service MT – 148 (24 gas only / 124 combo) SD – 82 (40 gas only / 42 combo) NE – 4 gas communities $5.6 Billion Rate Base MT - $4.6 billion SD/NE – $1.0 billion $548.6 Million Capital Expenditures in 2025 MT - $448.6 million SD/NE - $100.0 million $8.5 Billion Total Assets MT – $7.0 billion SD/NE – $1.5 billion $174.2 million Property Taxes MT – $167.4 million SD/NE – $6.8 million Lone Peak, Big Sky, MTData as of December 31, 2025

A Diversified Electric and Gas Utility 16 NorthWestern’s ‘80/20’ rules: Approximately 80% Electric and 80% Montana. Nearly $5.6 billion of rate base investment to serve our customers. Data as reported in our 2025 10-K

2025 - Year In Review Executing on Strategic Initiatives • Announced agreement with Black Hills Corporation for an all-stock Merger of Equals o To create a premier regional regulated electric and natural gas utility company • Closed acquisition of Avista and Puget Colstrip interests o Providing resource adequacy in Montana, increasing plant ownership from 15% to 55%, and supporting potential large-load integration • Submitted $300M (131MW) South Dakota natural gas project to SPP’s expedited resource adequacy study • Acquired Energy West and Cut Bank Gas natural gas distribution assets Legislative & Regulatory Outcomes • Montana SB301 signed into law, providing greater confidence for transmission investment in Montana • Montana HB490 signed into law which clarifies and limits wildfire-related risks, protecting our customers, communities, and investors • Approval of Wildfire Mitigation Plan in Montana • Completed Montana Electric & Natural Gas general rate reviews o Providing recovery of our significant investment to reliably serve our customers Advancing Data Center Growth Opportunities • Signed third letter of intent with Quantica for a 500+ megawatt data center • Progressed Sabey letter of intent to a development agreement 17 Powerhouse at Hauser Dam on the Missouri River (near Helena, Montana) Missoula, Montana Lake McDonald, Montana

18 Merger with Black Hills Benefits Stakeholders Strategic combination represents a highly attractive value creation opportunity for both companies. Increases Scale Position and Growth Increases the combined company target EPS growth rate to 5-7%, supported by the doubling of each company’s rate base to total of ~$11 bn with significant growth opportunities Expands Investment Opportunity Leverages enhanced resources to make strategic investments that foster economic development, including addressing the growing demand for energy, including from data centers Substantial Long-Term Value for Customers Enhances Business Diversity Delivering energy to more than 2.1 mm customers across multiple contiguous jurisdictions, served by a highly skilled workforce focused on safety and reliability Strengthens Balance Sheet Strong and predictable cash flows support a customer-focused capital investment program while producing high-quality, investment- grade credit metrics Bringing together two complementary teams focused on reliability and exceptional customer service to deliver even greater value. For more information, see www.blackhillsnorthwesternbettertogether.com

8% to 10% Total Return >10% Total Return Incremental Opportunities: > 6% EPS Growth Approximately 4% Dividend Yield Base Capital Plan: 4% to 6% EPS Growth ✓ Data centers & new large- load opportunities ✓ FERC Regional Transmission ✓ Incremental generating capacity (subject to successful resource procurement bids) $3.21 billion of highly executable and low-risk capital investment forecasted over the next five years. This investment is expected to drive annualized earnings and rate base growth of approximately 4% - 6%. + The NorthWestern Value Proposition + 19 = = 2026-2030 Capital Investment ($ Millions)

Reliability 99.979% Uninterrupted Reliability In 2024 and 2025, our System Average Interruption Duration Index (SAIDI) performance was 110.4 and 111.6 minutes, respectively, ranking in the second quartile compared to other utilities. In 2025, our customers enjoyed uninterrupted power 99.979% of the time on average*. Exceeding industry reliability standards… a remarkable achievement given our rural, rugged, and dispersed service territory. * System Average Interruption Duration Index (SAIDI) is the total number of minutes interruption the average customer experiences. The numbers shown here reflect data reported to IEEE, including planned outages but excluding Major Event Days and Catastrophic Events per IEEE methodology. 20

Affordability * Electric - EEI Typical Bills and Average Summer and Winter Rates Reports 2008-2025 ** Natural Gas - EIA U.S. Price of Natural Gas Delivered to Residential Customers 2008-2025 Utility Bills Below National Average Keeping energy bills low… empowering our customers and communities to thrive. 21

Sustainability Based on MWh's supplied from owned & long-term contracted resources. Contracted Coke & Waste Tailings as well as much of the contracted wind, hydro and solar are federally mandated Qualifying Facilities, as defined under the Public Utility Regulatory Policies Act of 1978 (PURPA). NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted resources and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers. Highly Carbon-Free Supply Portfolio 52% Carbon-Free Portfolio Exceeds 41% National Average* * EIA.gov Table 7.2B Electric Net Generation: U.S. Electric Power Sector - 2024 22

The Incredible Value of Electricity & Natural Gas

Coffee / Latte



$4 - $5 per day

Cell Phone Bill Family of 4



$5 - $11 per day

McDonald's Big Mac Meal


Coca-Cola

$10 - $12 per meal

Party-Sized Bag of Ruffles


Ruffles
Party Size!
ORIGINAL

$7 - $8 per bag

Heat, Cool, Power, & Protect Your Entire Home



$6 - $7 per day
(Electricity ~$4/day & Natural Gas ~$2-$3/day)*

Compared to the cost of other *niceties* of your daily life, the *necessity* of powering your home remains an incredible value.

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** Based on NWE's typical monthly bill data for our average residential electric and natural gas customers, respectively.*

Conclusion Pure Electric & Gas Utility Solid Utility Foundation Best Practices Corporate Governance Attractive Future Growth Prospects Strong Earnings & Cash Flows 24

Preliminary Results 25 1. Election of Directors 2. Ratification of Deloitte & Touche LLP, as Independent Registered Public Accounting Firm for 2026 3. Advisory Vote to Approve Named Executive Officer Compensation   

Thank youDelivering a bright future 26